UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 17, 2014

ADVANCED CELL TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50295	87-0656515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Locke Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (508) 756-1212

_____________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01             Changes in Registrant’s Certifying Accountant.

(a), (b) On September 17, 2014, the Audit Committee (the “Audit Committee”) of the Board of Directors of Advanced Cell Technology, Inc. (the “Company”) dismissed SingerLewak LLP (“SingerLewak”), and engaged BDO USA, LLP (“BDO”), as the Company’s independent registered public accounting firm effective immediately.

During the Company’s two most recent fiscal years and through the date of this Current Report on Form 8-K, (i) there were no disagreements (as that term is defined in Item 304 (a)(l)(iv) of Regulation S-K and the related instructions) with SingerLewak on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to SingerLewak’s satisfaction, would have caused SingerLewak to make reference to the subject matter in connection with their reports on the Company’s financial statements for such years; and (ii) there were no reportable events, within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K, except as follows: In the audit report of SingerLewak on the Company’s financial statements for the fiscal year ended December 31, 2013, SingerLewak advised the Company that it determined that the Company had a material weakness as of December 31, 2013 related to ineffective controls over the evaluation and review of complex and non-routine transactions involving derivatives. No further "reportable events" as that term is described in Item 304 (a)(1)(v) of Regulation S-K were identified.

SingerLewak’s audit reports on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: The audit report of SingerLewak on the Company’s financial statements for the fiscal year ended December 31, 2013 included an explanatory paragraph relating to an uncertainty as to the Company’s ability to continue as a going concern.

The Company has provided SingerLewak with a copy of the disclosures in this Current Report on Form 8-K and has requested that SingerLewak furnish a letter addressed to the Securities and Exchange Commission stating whether or not SingerLewak agrees with the Company’s statements in this Item 4.01(a). Attached as Exhibit 16.1 hereto is a copy of SingerLewak’s letter stating its agreement with such statements.

In addition, during the Company’s two most recent fiscal years and through the date of this Current Report on Form 8-K, neither the Company, nor any party on the Company’s behalf, consulted BDO with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Description

16.1	Letter to Securities and Exchange Commission from SingerLewak LLP, dated September 23, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2014	Advanced Cell Technology, Inc.
	By:	/s/ Edward Myles
Edward Myles Chief Operating Officer & Chief Financial Officer

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Index to Exhibits

Exhibit No.	Description

16.1	Letter to Securities and Exchange Commission from SingerLewak LLP, dated September 23, 2014.

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